UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): DECEMBER 28, 2006

                                HEMOBIOTECH, INC.
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               (Exact Name of Company as Specified in Its Charter)

                                    DELAWARE
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                   (State or Other Jurisdiction of Incorporation)

                 000-51334                          33-0995817
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   (Commission File Number)                    (IRS Employer Identification No.)

 14221 DALLAS PARKWAY, SUITE 1400
 DALLAS, TEXAS                                            75254
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(Address of Principal Executive Offices)               (Zip Code)

                                 (214) 540-8411
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                (Company's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.        OTHER EVENTS

     On December 28, 2006, HemoBioTech, Inc., a Delaware corporation (the "Company"), issued a press release reviewing its activities during 2006 and discussing its global strategies for 2007. The press release issued by the Company regarding the foregoing is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in its entirety into this
Item 8.01.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits.

99.1     Press Release of HemoBioTech, Inc., dated December 28, 2006.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   HEMOBIOTECH, INC.

Date: January 3, 2007              By: /s/ Mark Rosenblum

                                   Name: Mark Rosenblum
                                   Title: Chief Financial Officer and Secretary


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EXHIBIT INDEX
Exhibit No.      Description
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99.1             Press Release issued by HemoBioTech, Inc. on December 28, 2006.